Exhibit 10.4

SECOND AMENDMENT AGREEMENT

SECOND AMENDMENT AGREEMENT (this “Agreement”) dated as of April 28, 2008 by and among (1) Seneca Foods Corporation, Seneca Snack Company and Seneca Foods, LLC (formerly known as Signature Fruit Company, LLC) (collectively, the “Borrowers”), (2) the lending institutions party to the Credit Agreement (as defined below) as lenders (collectively, the “Lenders” and individually, a “Lender”), (3) Bank of America, NA. (“Bank of America”) as administrative agent (the “Administrative Agent”) for the Lenders and (4) Bank of America as collateral agent for the Lenders and as an Issuing Bank and as Swing Line Lender (in such respective capacities, the “Collateral Agent”, an “Issuing Bank” and/or “Swing Line Lender” as the case may be) with respect to a certain Amended and Restated Revolving Credit Agreement dated as of August 18, 2006, by and among the Borrowers, the Lenders, the Administrative Agent, the Collateral Agent, the Issuing Bank and the Documentation Agent party thereto, as amended by that certain First Amendment Agreement dated as of November 20, 2006 (as amended from time to time, the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders have agreed to such amendments, on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1. Definitions. Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as therein.

§2. Ratification of Existing Agreements. All of the Borrowers’ obligations and liabilities to the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, are, by each Borrower’s execution of this Agreement, ratified and confirmed in all respects. In addition, by each Borrower’s execution of this Agreement, each of the Borrowers represents and warrants that no Borrower has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.

§3. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and Lenders that all of the representations and warranties made by the Borrowers in the Credit Agreement, the Notes and the other Loan Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent there are changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent such representations and warranties relate expressly to an earlier date.

§4. Conditions Precedent. The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

(a)  Representations and Warranties. All of the representations and warranties made by the Borrowers herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in §3 hereof.

(b) Performance No Event of Default. The Borrowers shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by them prior to or at the time hereof, and there shall exist no Default or Event of Default.

(c) Action. All requisite corporate or other action necessary for the valid execution, delivery and performance by the Borrowers of this Agreement and all other instruments and documents delivered by the Borrowers in connection therewith shall have been duly and effectively taken.

(d) Expenses and Fees. The Borrowers shall have paid to the Administrative Agent the reasonable fees and expenses of counsel to the Administrative Agent in connection with the preparation of this Agreement.

(e) Delivery. The Borrowers, the Required Lenders and the Issuing Bank shall have executed and delivered this Agreement. In addition, the Borrowers shall have executed and delivered such further instruments and taken such further action as the Administrative Agent and the Required Lenders may have reasonably requested, in each case further to effect the purposes of this Agreement, the Credit Agreement and the other Loan Documents.

§5. Amendments to the Credit Agreement.

(a) Amendment to clause (a) of Section 8.3. Clause (a) of Section 8.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) keep, and cause each of their Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP (except that they may at their option use the last-in, first- out method of accounting so long as they also keep records and books of account sufficient for them to make the computations required to be made by them, and to comply with their obligations, under this Agreement as if they were still using a first-in, first-out method of accounting),”

(b) Amendment to subsection (c) of Section 8.4. Subsection (c) of Section 8.4 of the Credit Agreement is hereby amended by adding the following to the end of such subsection:

“; without limiting the generality of the foregoing, with respect to any fiscal period as to which any of the Borrowers use a last-in, first-out method of accounting, the computations set forth in Appendix I attached to each Compliance Certificate shall set forth, in addition to all other computations required to be set forth therein, computations of EBITDA and the Fixed Charge Coverage Ratio as if the Borrowers were using a first-in, first-out method of accounting.”

(c) Amendment to subsection (e) of Section 8.4. Subsection (e) of Section 8.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e)           within twenty (20) days after the end of each fiscal month or at such earlier time as the Administrative Agent may reasonably request, (i) a Borrowing Base Report setting forth the Borrowing Base as at the end of such fiscal month or other date so requested by the Administrative Agent and (ii) a listing of all locations where inventory of Signature Fruit is located and the value of the inventory located thereon, in form and detail satisfactory to the Administrative Agent (which value shall be computed on a first-in, first-out basis); provided that the Borrowing Base Report will be delivered weekly setting forth the Borrowing Base as at the end of each calendar week within five (5) days after the ending of each week during which the Excess Availability Percentage is less than 30% for each Business Day of such week (or for any period of five (5) consecutive Business Days ending during such week); (it being understood that such weekly Borrowing Base Reports shall reflect changes in Accounts Receivable and that changes in inventory and ineligible Accounts Receivable and inventory will continue to be updated on a monthly basis);”

§6.           Miscellaneous Provisions.

(a)           Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Loan Documents shall remain the same. The Credit Agreement, as amended hereby, shall continue in full force and effect, and this Agreement and the Credit Agreement, shall be read and construed as one instrument.

(b)           This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the State of New York, excluding any choice of law or conflicts of law principles that would permit or require the applications of the laws of another jurisdiction.

(c)           This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment Agreement as of the date first set forth above.

SENECA FOODS CORPORATION

By:/s/Roland E. Breunig

Name: Roland E. Breunig

Title:   CFO

SENECA SNACK COMPANY

By: /s/Jeffrey Van Riper

Name: Jeffrey Van Riper

Title:   Secretary

SENECA FOODS, LLC

By:   /s/Jeffrey Van Riper

Name:  Jeffrey Van Riper

Title:    Secretary

The undersigned acknowledges and accepts the foregoing and ratifies and confirms its obligations under the Marion Guaranty:

MARION FOODS, INC.

By:   /s/Jeffrey Van Riper

Name:  Jeffrey Van Riper

Title:    Secretary

BANK OF AMERICA, N.A.,

individually, as a Lender, as Administrative Agent, as Collateral Agent and as Issuing Bank

By:     Lisa Freeman

Name:  Lisa Freeman

Title:  Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,

as a Lender and as Syndication Agent

By:   /s/Meenoo Sameer

Name: Meenoo Sameer

Title: Duly Authorized Signatory

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as a Lender and as Documentation Agent

By:  /s/Betty Mills

Name: Betty Mills

Title:    Executive Director

By:   /s/Brett Delfino

Name: Brett Delfino

Title:   Executive Director

MANUFACTURERS &TRADERS TRUST COMPANY, as a Lender

By:  /s/Jon M. Fogle

Name:  Jon M. Fogle

Title:   Vice President

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:    /s/ James D Pegues

Name:  James D Pegues

Title:    Vice President